Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

December 31, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 16 properties totaling 7,630 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

42

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane Morefield

Chief Financial Officer

(312) 658-5000

Jonathan Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Gregory P. Kennealey

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

Equity Research Coverage

Firm	Analyst	Telephone

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts' performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2010

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	December 31, 2010
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	151,305	151,305
Operating partnership units outstanding	955	955
Restricted stock units outstanding	1,166	1,166

Combined shares, options and units outstanding	153,426	153,426
Common stock price at end of period	$5.29	$5.29

Common equity capitalization	$811,624	$811,624
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt	1,146,281	1,146,281
Pro rata share of unconsolidated debt	265,950	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(78,842)	(78,842)

Total enterprise value	$2,408,184	$2,249,299

Net Debt / Total Enterprise Value	50.9%	47.4%
Preferred Equity / Total Enterprise Value	15.4%	16.5%
Common Equity / Total Enterprise Value	33.7%	36.1%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
Revenues:
Rooms	$93,885	$87,077	$362,559	$343,891
Food and beverage	66,339	59,412	238,762	216,982
Other hotel operating revenue	22,696	22,439	79,981	89,525
Lease revenue	1,608	1,345	4,991	4,858

Total revenues	184,528	170,273	686,293	655,256

Operating Costs and Expenses:
Rooms	27,204	25,379	105,142	100,642
Food and beverage	47,241	42,920	171,279	160,252
Other departmental expenses	53,467	50,375	199,336	193,699
Management fees	6,093	5,897	22,911	23,386
Other hotel expenses	8,733	13,893	48,781	52,385
Lease expense	1,170	1,255	4,566	4,752
Depreciation and amortization	32,406	34,379	130,601	130,955
Impairment losses and other charges	141,858	49,526	141,858	99,740
Corporate expenses	12,594	4,294	34,692	23,910

Total operating costs and expenses	330,766	227,918	859,166	789,721

Operating loss	(146,238)	(57,645)	(172,873)	(134,465)

Interest expense	(17,797)	(23,255)	(86,285)	(93,929)
Interest income	61	109	430	640
Loss on early extinguishment of debt	—	—	(925)	(883)
Loss on early termination of derivative financial instruments	—	—	(18,263)	—
Equity in earnings (losses) of joint ventures	10,125	(426)	13,025	1,718
Foreign currency exchange loss	(16)	(40)	(1,410)	(896)
Other income (expenses), net	99	(305)	2,398	(137)

Loss before income taxes and discontinued operations	(153,766)	(81,562)	(263,903)	(227,952)
Income tax expense	(1,112)	(1,881)	(1,408)	(3,344)

Loss from continuing operations	(154,878)	(83,443)	(265,311)	(231,296)
Income (loss) from discontinued operations, net of tax	28,037	17,745	34,511	(15,137)

Net loss	(126,841)	(65,698)	(230,800)	(246,433)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	808	832	1,687	3,129
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(1,080)	403	(1,938)	(641)

Net loss attributable to SHR	(127,113)	(64,463)	(231,051)	(243,945)
Preferred shareholder dividends	(7,722)	(7,722)	(30,886)	(30,886)

Net loss attributable to SHR common shareholders	$(134,835)	$(72,185)	$(261,937)	$(274,831)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(1.07)	$(1.19)	$(2.41)	$(3.45)
Income (loss) from discontinued operations attributable to SHR	0.18	0.23	0.28	(0.20)

Net loss attributable to SHR common shareholders	$(0.89)	$(0.96)	$(2.13)	$(3.65)

Weighted average common shares outstanding	151,663	75,426	122,933	75,267

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2010 and 2009

Consolidated Balance Sheets

(in thousands, except share data)

	December 31, 2010	December 31, 2009
Assets
Investment in hotel properties, net	$1,835,451	$2,162,584
Goodwill	40,359	75,758
Intangible assets, net of accumulated amortization of $6,536 and $4,400	32,620	34,046
Assets held for sale	45,145	—
Investment in joint ventures	18,024	46,745
Cash and cash equivalents	78,842	116,310
Restricted cash and cash equivalents	34,618	22,829
Accounts receivable, net of allowance for doubtful accounts of $1,922 and $2,657	35,250	54,524
Deferred financing costs, net of accumulated amortization of $15,756 and $12,543	3,322	11,225
Deferred tax assets	4,121	34,244
Other assets	34,564	39,878

Total assets	$2,162,316	$2,598,143

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages payable	$1,118,281	$1,300,745
Exchangeable senior notes, net of discount	—	169,452
Bank credit facility	28,000	178,000
Liabilities of assets held for sale	93,206	—
Accounts payable and accrued expenses	266,773	236,269
Deferred tax liabilities	1,732	16,940
Deferred gain on sale of hotels	3,930	101,852

Total liabilities	1,511,922	2,003,258
Noncontrolling interests in SHR’s operating partnership	5,050	2,717
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 sharesissued and outstanding; liquidation preference $25.00 per share and $131,296 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $133,975 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $167,469 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 151,305,314 and 75,253,252 common shares issued and outstanding)	1,513	752
Additional paid-in capital	1,553,286	1,233,856
Accumulated deficit	(1,185,294)	(954,208)
Accumulated other comprehensive loss	(107,164)	(69,341)

Total SHR’s shareholders’ equity	620,262	568,980
Noncontrolling interests in consolidated affiliates	25,082	23,188

Total equity	645,344	592,168

Total liabilities, noncontrolling interests and equity	$2,162,316	$2,598,143

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Discontinued Operations

The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On December 23, 2010, we entered into an agreement to sell our leasehold interest in the Paris Marriott Champs Elysees hotel for an estimated €26,500,000. We also expect to receive an additional €13,200,000 related to the release of an existing leasehold guarantee and other closing adjustments for total proceeds of €39,700,000. No earnest money has been deposited by the buyer, and the sale, subject to certain closing contingencies, is scheduled to close before April 30, 2011. The following hotels were sold during 2010 and 2009 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
InterContinental Prague	December 15, 2010	$3,564
Renaissance Paris Hotel Le Parc Trocadero	December 21, 2009	$50,275
Four Seasons Mexico City	October 29, 2009	$52,156

The following is a summary of income (loss) from discontinued operations, net of tax for the three months and years ended December 31, 2010 and 2009 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009

Hotel operating revenues	$16,896	$25,213	$68,883	$100,435

Operating costs and expenses	14,858	18,175	55,252	79,719
Depreciation and amortization	567	2,205	5,980	13,307
Impairment losses and other charges	—	269	—	31,064

Total operating costs and expenses	15,425	20,649	61,232	124,090

Operating income (loss)	1,471	4,564	7,651	(23,655)

Interest expense	(1,990)	(2,138)	(9,706)	(8,592)
Interest income	13	(82)	32	101
Loss on early extinguishment of debt	(95)	—	(95)	—
Foreign currency exchange (loss) gain	(98)	(1,710)	7,392	(1,141)
Other expenses, net	—	(554)	—	(554)
Income tax benefit (expense)	260	(499)	(476)	540
Gain on sale	28,476	18,164	29,713	18,164

Income (loss) from discontinued operations, net of tax	$28,037	$17,745	$34,511	$(15,137)

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado(a). We account for this investment using the equity method of accounting.

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
Total revenues (100%)	$27,932	$19,676	$122,099	$116,297
Property EBITDA (100%)	$5,629	$5,767	$36,500	$37,988

Equity in earnings (losses) of joint venture (SHR 45% ownership)
Property EBITDA	$2,533	$2,595	$16,425	$17,095
Depreciation and amortization	(1,891)	(1,973)	(7,894)	(7,736)
Interest expense	(2,003)	(1,874)	(7,714)	(7,799)
Gain on extinguishment of debt (b)	11,025	—	11,025	—
Other expenses, net	(32)	(120)	(195)	(353)
Income taxes	392	469	503	(82)

Equity in earnings (losses) of joint venture	$10,024	$(903)	$12,150	$1,125

Comparable EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$10,024	$(903)	$12,150	$1,125
Depreciation and amortization	1,891	1,973	7,894	7,736
Interest expense	2,003	1,874	7,714	7,799
Gain on extinguishment of debt (b)	(11,025)	—	(11,025)	—
Income taxes	(392)	(469)	(503)	82

Comparable EBITDA Contribution from investment in Hotel del Coronado	$2,501	$2,475	$16,230	$16,742

Comparable FFO Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$10,024	$(903)	$12,150	$1,125
Depreciation and amortization	1,891	1,973	7,894	7,736
Gain on extinguishment of debt (b)	(11,025)	—	(11,025)	—

Comparable FFO Contribution from investment in Hotel del Coronado	$890	$1,070	$9,019	$8,861

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.34%	208 bp	$572,500	January 2011
Revolving Credit Facility	2.76%	250 bp	18,500	January 2011

			591,000

Cash and cash equivalents			(10,720)

Net Debt			$580,280

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2010	2.0%	$630,000	January 2011

(a)	On February 4, 2011, we completed a recapitalization of the joint venture that owns the Hotel del Coronado. As part of the recapitalization, a new joint venture was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new joint venture, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. In connection with the recapitalization, the new joint venture secured $425,000,000 of five-year debt financing at a rate of LIBOR plus 480 basis points, subject to a 1% LIBOR floor. Additionally, the new joint venture purchased a two-year, 2% LIBOR cap, which was required by the loan.
(b)	In December 2010, a $37,500,000 mezzanine layer of the Hotel del Coronado’s debt structure was settled for a discounted pay-off of $13,000,000, which resulted in a gain on the extinguishment of debt of $24,500,000. We recorded our 45% share of the gain equal to $11,025,000.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
North Beach Venture
Hotel condominium cost of sales (100%)	$—	$—	$—	$(4)

SHR’s 45% share
Hotel condominium cost of sales	$—	$—	$—	$(2)
Interest expense	(9)	—	(39)	—
Other income (expenses), net	4	15	64	(186)
Income taxes	—	(81)	—	—

SHR’s share of net (loss) income	$(5)	$(66)	$25	$(188)

Net (loss) income	$(5)	$(66)	$25	$(188)
Interest expense	9	—	39	—
Income taxes	—	81	—	—

EBITDA Contribution from investment in North Beach Venture	$4	$15	$64	$(188)

FFO Contribution from investment in North Beach Venture	$(5)	$(66)	$25	$(188)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
RCPM

SHR’s 31% share
Sales	$348	$978	$2,836	$2,709

EBITDA Contribution from investment in RCPM	$179	$259	$690	$570

FFO Contribution from investment in RCPM	$1	$170	$350	$380

SHR’s share of total residential activity:
Sales	$348	$978	$2,836	$2,709

EBITDA	$183	$274	$754	$382

FFO	$(4)	$104	$375	$192

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Leasehold Information

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009

Paris Marriott Champs Elysees (a):
Property EBITDA	$3,753	$4,368	$19,611	$17,739
Revenue (b)	$3,753	$4,368	$19,611	$17,739

Lease Expense	(2,978)	(3,236)	(11,893)	(12,219)
Less: Deferred Gain on Sale Leaseback	(1,144)	(1,237)	(4,465)	(4,685)

Adjusted Lease Expense	(4,122)	(4,473)	(16,358)	(16,904)

EBITDA Contribution from Leasehold	$(369)	$(105)	$3,253	$835

Marriott Hamburg:
Property EBITDA	$1,681	$1,567	$6,051	$5,847
Revenue (b)	$1,608	$1,345	$4,991	$4,858

Lease Expense	(1,170)	(1,255)	(4,566)	(4,752)
Less: Deferred Gain on Sale Leaseback	(53)	(58)	(207)	(217)

Adjusted Lease Expense	(1,223)	(1,313)	(4,773)	(4,969)

EBITDA Contribution from Leasehold	$385	$32	$218	$(111)

Total Leaseholds:
Property EBITDA	$5,434	$5,935	$25,662	$23,586
Revenue (b)	$5,361	$5,713	$24,602	$22,597

Lease Expense	(4,148)	(4,491)	(16,459)	(16,971)
Less: Deferred Gain on Sale Leaseback	(1,197)	(1,295)	(4,672)	(4,902)

Adjusted Lease Expense	(5,345)	(5,786)	(21,131)	(21,873)

EBITDA Contribution from Leaseholds	$16	$(73)	$3,471	$724

	December 31, 2010	December 31, 2009

Security Deposits (c):
Paris Marriott Champs Elysees	$14,459	$10,720
Marriott Hamburg	2,540	7,158

Total	$16,999	$17,878

(a)	On December 23, 2010, we entered into an agreement to sell our leasehold interest in the Paris Marriott Champs Elysees. No earnest money has been deposited by the buyer, and the sale, subject to certain closing contingencies, is scheduled to close before April 30, 2011. The results of operations for the Paris Marriott have been classified as discontinued operations for all periods presented.
(b)	For the three months and years ended December 31, 2010 and 2009, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three months and years ended December 31, 2010 and 2009, Revenue for the Marriott Hamburg represents lease revenue.
(c)	The security deposits are recorded in other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2010

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009

Net loss attributable to SHR common shareholders	$(134,835)	$(72,185)	$(261,937)	$(274,831)
Depreciation and amortization - continuing operations	32,406	34,379	130,601	130,955
Depreciation and amortization - discontinued operations	567	2,205	5,980	13,307
Interest expense - continuing operations	17,797	23,255	86,285	93,929
Interest expense - discontinued operations	1,990	2,138	9,706	8,592
Income taxes - continuing operations	1,112	1,881	1,408	3,344
Income taxes - discontinued operations	(260)	499	476	(540)
Noncontrolling interests	(808)	(832)	(1,687)	(3,129)
Adjustments from consolidated affiliates	(2,013)	(2,647)	(7,609)	(9,460)
Adjustments from unconsolidated affiliates	3,673	3,498	15,563	15,934
Preferred shareholder dividends	7,722	7,722	30,886	30,886

EBITDA	(72,649)	(87)	9,672	8,987
Realized portion of deferred gain on sale leaseback - continuing operations	(53)	(58)	(207)	(217)
Realized portion of deferred gain on sale leaseback - discontinued operations	(1,144)	(1,237)	(4,465)	(4,685)
Loss on sale of assets - continuing operations	—	472	—	477
Gain on sale of assets - discontinued operations	(28,476)	(18,164)	(29,713)	(18,164)
Impairment losses and other charges - continuing operations	141,858	49,526	141,858	99,740
Impairment losses and other charges - discontinued operations	—	269	—	31,064
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	—	(169)
Loss on early extinguishment of debt - continuing operations	—	—	925	883
Loss on early extinguishment of debt - discontinued operations	95	—	95	—
Loss on early termination of derivative financial instruments	—	—	18,263	—
Gain on extinguishment of debt of unconsolidated affiliate	(11,025)	—	(11,025)	—
Foreign currency exchange loss - continuing operations (a)	16	40	1,410	896
Foreign currency exchange loss (gain) - discontinued operations (a)	98	1,710	(7,392)	1,141

Comparable EBITDA	$28,720	$32,471	$119,421	$119,953

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009

Net loss attributable to SHR common shareholders	$(134,835)	$(72,185)	$(261,937)	$(274,831)
Depreciation and amortization - continuing operations	32,406	34,379	130,601	130,955
Depreciation and amortization - discontinued operations	567	2,205	5,980	13,307
Corporate depreciation	(303)	(304)	(1,217)	(1,217)
Loss on sale of assets - continuing operations	—	472	—	477
Gain on sale of assets - discontinued operations	(28,476)	(18,164)	(29,713)	(18,164)
Realized portion of deferred gain on sale leaseback - continuing operations	(53)	(58)	(207)	(217)
Realized portion of deferred gain on sale leaseback - discontinued operations	(1,144)	(1,237)	(4,465)	(4,685)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	357	386	1,393	1,462
Noncontrolling interests adjustments	(222)	(488)	(1,159)	(1,928)
Adjustments from consolidated affiliates	(1,335)	(1,971)	(5,979)	(7,619)
Adjustments from unconsolidated affiliates	1,874	2,005	7,973	7,864

FFO	(131,164)	(54,960)	(158,730)	(154,596)
Convertible noncontrolling interests	(586)	(344)	(528)	(1,201)

FFO - Fully Diluted	(131,750)	(55,304)	(159,258)	(155,797)
Impairment losses and other charges - continuing operations	141,858	49,526	141,858	99,740
Impairment losses and other charges - discontinued operations	—	269	—	31,064
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	—	(169)
Non-cash mark to market of interest rate swaps - continuing operations	(535)	—	9,014	—
Non-cash mark to market of interest rate swaps - discontinued operations	(204)	—	25	—
Loss on early extinguishment of debt - continuing operations	—	—	925	883
Loss on early extinguishment of debt - discontinued operations	95	—	95	—
Loss on early termination of derivative financial instruments	—	—	18,263	—
Gain on extinguishment of debt of unconsolidated affiliate	(11,025)	—	(11,025)	—
Foreign currency exchange loss - continuing operations (a)	16	40	1,410	896
Foreign currency exchange loss (gain), net of tax - discontinued operations (a)	95	1,731	(7,421)	596

Comparable FFO	$(1,450)	$(3,738)	$(6,114)	$(22,787)

Comparable FFO per diluted share	$(0.01)	$(0.05)	$(0.05)	$(0.30)

Weighted average diluted shares	151,663	75,426	122,933	75,267

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale	0.82%	56 bp	$180,000	September 2011
InterContinental Chicago	1.32%	106 bp	121,000	October 2011
InterContinental Miami	0.99%	73 bp	90,000	October 2011
Bank credit facility	4.01%	375 bp	28,000	March 2012
Loews Santa Monica Beach Hotel	0.89%	63 bp	118,250	March 2012
Ritz-Carlton Half Moon Bay	0.93%	67 bp	76,500	March 2012
Hyatt Regency La Jolla	1.26%	100 bp	97,500	September 2012
Marriott London Grosvenor Square (c)	1.86%	110 bp (c)	117,281	October 2013
Westin St. Francis	6.09%	Fixed	220,000	June 2017
Fairmont Chicago	6.09%	Fixed	97,750	June 2017

			$1,146,281

(a)	Spread over LIBOR (0.26% at December 31, 2010).
(b)	Includes extension options, including the conditional one-year extension option on the bank credit facility.
(c)	Principal balance of £75,190,000 at December 31, 2010. Spread over three-month GBP LIBOR (0.76% at December 31, 2010).

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
March 2009 (d)	1.22%	$50,000	August 2011
February 2010 (d)	4.59%	75,000	April 2012
February 2010	4.84%	100,000	July 2012
February 2010	5.50%	75,000	June 2013
February 2010	5.42%	50,000	August 2013
February 2010	4.90%	100,000	September 2014
February 2010	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015

	4.81%	$725,000

(d)	These interest rate swaps were terminated on February 11, 2011.

	Fixed Pay Rate Against GBP LIBOR			Notional
Swap Effective Date	Current	Future		Amount	Maturity
October 2007	3.22%	5.72	%(e)	£75,190	October 2013

(e)	The fixed pay rate against GBP LIBOR increases in January 2011 through maturity.

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2011	5.27%	$100,000	February 2016

At December 31, 2010, future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2011	$394,213
2012	331,860
2013	119,778
2014	9,482
2015	10,075
Thereafter	280,873

$1,146,281

Percent of fixed rate debt including U.S. and European swaps	~ 100.0%
Weighted average interest rate including U.S. and European swaps (f)	5.71%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.27

(f)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

Portfolio Data

Portfolio at December 31, 2010

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR December 2010 Property EBITDA	QTR December 2010 Property EBITDA

United States:
Westin St. Francis	San Francisco, CA	1,195	16%	15%	$6,863
InterContinental Chicago (a)	Chicago, IL	792	10%	13%	6,232
Hotel del Coronado (b)	Coronado, CA	757	10%	5%	2,533
Fairmont Chicago	Chicago, IL	687	9%	12%	5,554
Fairmont Scottsdale	Scottsdale, AZ	649	9%	5%	2,154
InterContinental Miami	Miami, FL	641	8%	4%	1,826
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	1%	413
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	6%	0%	(166)
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	1,115
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	5%	2,329
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	4%	4%	1,851
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	10%	4,507

Total United States		6,750	89%	76%	35,211

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	7%	3,351

Total Mexican		173	2%	7%	3,351

Total North American		6,923	91%	83%	38,562

European:
Marriott Hamburg (c)	Hamburg, Germany	278	4%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	9%	4,212

Total European		515	7%	9%	4,212

Assets Held For Sale:
Paris Marriott Champs Elysees (d)	Paris, France	192	2%	8%	3,753

		7,630	100%	100%	$46,527

(a)	We own 51% controlling interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels and consolidate these hotels for reporting purposes.
(b)	We own a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA has been calculated based on our 45% ownership.
(c)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.
(d)	As of December 31, 2010, this property has been classified as held for sale; therefore, the results of operations have been included in income (loss) from discontinued operations for the three months and years ended December 31, 2010 and 2009. However, for purposes of this comparison, the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended December 31, 2010

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott Champs Elysees, InterContinental Prague, Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as their results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2010)

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Total

Same store property revenues	$133,515	$159,274	$152,744	$162,375	$607,908
Same store seasonality %	22.0%	26.2%	25.1%	26.7%	100.0%

Mexican Hotel (as of December 31, 2010)

Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Total

Same store property revenues	$14,093	$8,515	$5,618	$10,703	$38,929
Same store seasonality %	36.2%	21.9%	14.4%	27.5%	100.0%

North American Hotels (as of December 31, 2010)

Same store property revenues - 12 Properties and 6,166 Rooms

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Total

Same store property revenues	$147,608	$167,789	$158,362	$173,078	$646,837
Same store seasonality %	22.8%	25.9%	24.5%	26.8%	100.0%

European Hotels (as of December 31, 2010)

Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Total

Same store property revenues	$11,195	$13,377	$14,958	$15,872	$55,402
Same store seasonality %	20.2%	24.1%	27.0%	28.7%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Paris Marriott Champs Elysees, InterContinental Prague, Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as these properties results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2010)

11 Properties

5,993 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change

ADR	$215.45	$206.88	4.1%		$211.20	$207.00	2.0%
Average Occupancy	68.0%	64.3%	3.7	pts	68.6%	66.3%	2.3	pts
RevPAR	$146.45	$133.05	10.1%		$144.97	$137.33	5.6%
Total RevPAR	$290.41	$262.77	10.5%		$277.96	$265.36	4.7%
Property EBITDA Margin	20.1%	15.0%	5.1	pts	17.9%	16.3%	1.6	pts

Mexican Hotel (as of December 31, 2010)

1 Property

173 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change

ADR	$718.15	$713.49	0.7%		$655.90	$707.10	-7.2%
Average Occupancy	48.1%	56.6%	(8.5	)pts	49.9%	50.1%	(0.2	)pts
RevPAR	$345.63	$403.99	-14.4%		$327.42	$354.53	-7.6%
Total RevPAR	$672.45	$772.50	-13.0%		$616.49	$631.21	-2.3%
Property EBITDA Margin	31.3%	31.7%	(0.4	)pts	30.4%	33.0%	(2.6	)pts

North American Hotels (as of December 31, 2010)

12 Properties

6,166 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change

ADR	$225.38	$219.27	2.8%		$220.35	$217.68	1.2%
Average Occupancy	67.4%	64.1%	3.3	pts	68.1%	65.9%	2.2	pts
RevPAR	$151.96	$140.55	8.1%		$150.09	$143.42	4.7%
Total RevPAR	$300.98	$276.88	8.7%		$287.46	$275.62	4.3%
Property EBITDA Margin	20.8%	16.3%	4.5	pts	18.6%	17.3%	1.3	pts

European Hotels (as of December 31, 2010)

2 Properties

515 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change

ADR	$270.86	$264.42	2.4%		$261.99	$237.16	10.5%
Average Occupancy	82.4%	80.4%	2.0	pts	80.6%	79.5%	1.1	pts
RevPAR	$223.20	$212.55	5.0%		$211.28	$188.47	12.1%
Total RevPAR	$334.99	$331.58	1.0%		$294.73	$273.51	7.8%
Property EBITDA Margin	37.1%	35.3%	1.8	pts	36.7%	34.4%	2.3	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three months and years ended December 31, 2010 and 2009. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$14,992	$13,573	10.5%		$52,934	$51,297	3.2%
Property EBITDA	$5,554	$2,086	166.3%		$9,337	$6,305	48.1%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	61.8%	57.4%	4.4	pts	60.4%	59.5%	0.9	pts
ADR	$225.35	$223.78	0.7%		$204.00	$201.54	1.2%
RevPAR	$139.29	$128.42	8.5%		$123.17	$119.84	2.8%
Total RevPAR	$237.20	$214.74	10.5%		$211.10	$204.57	3.2%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$18,243	$14,890	22.5%		$69,710	$64,113	8.7%
Property EBITDA	$2,154	$226	853.1%		$7,649	$4,875	56.9%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	66.3%	63.2%	3.1	pts	65.8%	61.8%	4.0	pts
ADR	$191.37	$172.70	10.8%		$194.14	$190.10	2.1%
RevPAR	$126.81	$109.15	16.2%		$127.74	$117.42	8.8%
Total RevPAR	$305.54	$249.38	22.5%		$294.28	$270.65	8.7%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$16,675	$15,243	9.4%		$58,402	$57,036	2.4%
Property EBITDA	$4,507	$2,983	51.1%		$12,666	$11,332	11.8%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	67.1%	68.9%	(1.8	)pts	69.9%	67.9%	2.0	pts
ADR	$600.60	$512.73	17.1%		$522.01	$509.53	2.5%
RevPAR	$403.22	$353.19	14.2%		$364.64	$346.04	5.4%
Total RevPAR	$816.45	$746.31	9.4%		$720.75	$703.89	2.4%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$27,932	$19,676	42.0%		$122,099	$116,297	5.0%
Property EBITDA	$5,629	$5,767	(2.4)%		$36,500	$37,988	(3.9)%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	56.3%	51.2%	5.1	pts	64.1%	61.2%	2.9	pts
ADR	$277.54	$284.13	(2.3)%		$314.61	$327.52	(3.9)%
RevPAR	$156.15	$145.54	7.3%		$201.75	$200.30	0.7%
Total RevPAR	$401.07	$282.53	42.0%		$441.90	$420.90	5.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$6,694	$7,079	(5.4)%		$29,618	$32,279	(8.2)%
Property EBITDA	$413	$(26)	1,688.5%		$3,477	$4,965	(30.0)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	57.8%	60.5%	(2.7	)pts	69.1%	71.5%	(2.4	)pts
ADR	$144.54	$144.98	(0.3)%		$148.82	$152.78	(2.6)%
RevPAR	$83.51	$87.66	(4.7)%		$102.86	$109.17	(5.8)%
Total RevPAR	$173.67	$183.64	(5.4)%		$193.67	$211.06	(8.2)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$17,620	$16,783	5.0%		$62,768	$63,716	(1.5)%
Property EBITDA	$6,232	$4,871	27.9%		$17,127	$17,306	(1.0)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	77.2%	72.5%	4.7	pts	73.4%	76.1%	(2.7	)pts
ADR	$192.29	$196.81	(2.3)%		$178.19	$175.83	1.3%
RevPAR	$148.43	$142.69	4.0%		$130.74	$133.84	(2.3)%
Total RevPAR	$241.82	$230.33	5.0%		$217.13	$220.41	(1.5)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$11,173	$9,051	23.4%		$45,731	$40,845	12.0%
Property EBITDA	$1,826	$996	83.3%		$9,354	$6,870	36.2%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	69.7%	55.6%	14.1	pts	67.3%	57.9%	9.4	pts
ADR	$150.24	$150.13	0.1%		$161.31	$170.29	(5.3)%
RevPAR	$104.74	$83.45	25.5%		$108.64	$98.54	10.2%
Total RevPAR	$189.46	$153.49	23.4%		$195.46	$174.58	12.0%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,677	$8,911	19.8%		$44,671	$38,581	15.8%
Property EBITDA	$2,329	$1,690	37.8%		$11,574	$8,480	36.5%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	84.1%	69.5%	14.6	pts	87.0%	77.4%	9.6	pts
ADR	$257.11	$259.39	(0.9)%		$271.61	$262.88	3.3%
RevPAR	$216.11	$180.34	19.8%		$236.27	$203.48	16.1%
Total RevPAR	$339.34	$283.22	19.8%		$357.85	$309.07	15.8%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$10,750	$9,680	11.1%		$30,150	$30,566	(1.4)%
Property EBITDA	$1,115	$949	17.5%		$683	$2,496	(72.6)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	48.8%	49.3%	(0.5	)pts	48.1%	48.4%	(0.3	)pts
ADR	$121.66	$110.36	10.2%		$115.33	$115.09	0.2%
RevPAR	$59.41	$54.45	9.1%		$55.49	$55.69	(0.4)%
Total RevPAR	$246.74	$222.18	11.1%		$212.93	$215.87	(1.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$12,774	$11,982	6.6%		$51,727	$45,771	13.0%
Property EBITDA	$1,851	$929	99.2%		$7,505	$4,527	65.8%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	59.2%	62.3%	(3.1	)pts	66.7%	58.8%	7.9	pts
ADR	$354.13	$308.32	14.9%		$327.19	$306.95	6.6%
RevPAR	$209.78	$192.19	9.1%		$218.10	$180.45	20.9%
Total RevPAR	$532.00	$498.99	6.6%		$542.98	$480.46	13.0%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$11,271	$11,517	(2.1)%		$54,248	$53,665	1.1%
Property EBITDA	$(166)	$1,307	(112.7)%		$8,882	$10,157	(12.6)%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	40.2%	40.9%	(0.7	)pts	51.7%	49.4%	2.3	pts
ADR	$310.16	$305.29	1.6%		$338.84	$344.41	(1.6)%
RevPAR	$124.54	$124.93	(0.3)%		$175.20	$170.17	3.0%
Total RevPAR	$309.38	$316.11	(2.1)%		$375.31	$371.28	1.1%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$31,506	$28,219	11.6%		$107,949	$102,484	5.3%
Property EBITDA	$6,863	$6,058	13.3%		$20,318	$17,101	18.8%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	83.2%	81.3%	1.9	pts	79.6%	78.7%	0.9	pts
ADR	$197.79	$186.18	6.2%		$184.35	$177.49	3.9%
RevPAR	$164.65	$151.31	8.8%		$146.67	$139.66	5.0%
Total RevPAR	$286.57	$256.67	11.6%		$247.49	$234.96	5.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change
MEXICAN HOTEL:

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$10,703	$12,295	(12.9)%		$38,928	$39,858	(2.3)%
Property EBITDA	$3,351	$3,894	(13.9)%		$11,823	$13,136	(10.0)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	48.1%	56.6%	(8.5	)pts	49.9%	50.1%	(0.2	)pts
ADR	$718.15	$713.49	0.7%		$655.90	$707.10	(7.2)%
RevPAR	$345.63	$403.99	(14.4)%		$327.42	$354.53	(7.6)%
Total RevPAR	$672.45	$772.50	(13.0)%		$616.49	$631.21	(2.3)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

	Three Months Ended December 31,				Years Ended December 31,
	2010	2009	Change		2010	2009	Change
EUROPEAN HOTELS:

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,030	$6,004	0.4%		$20,936	$21,226	(1.4)%
Property EBITDA	$1,681	$1,567	7.3%		$6,051	$5,847	3.5%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	81.9%	80.2%	1.7	pts	79.0%	82.3%	(3.3	)pts
ADR	$194.63	$186.13	4.6%		$185.78	$170.87	8.7%
RevPAR	$159.45	$149.20	6.9%		$146.73	$140.56	4.4%
Total RevPAR	$235.78	$234.75	0.4%		$206.33	$209.19	(1.4)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,842	$9,706	1.4%		$34,465	$30,187	14.2%
Property EBITDA	$4,212	$3,976	5.9%		$14,293	$11,863	20.5%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	83.0%	80.6%	2.4	pts	82.6%	76.2%	6.4	pts
ADR	$359.17	$355.72	1.0%		$347.48	$321.10	8.2%
RevPAR	$297.97	$286.85	3.9%		$286.99	$244.67	17.3%
Total RevPAR	$451.37	$445.16	1.4%		$398.42	$348.96	14.2%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$10,887	$10,092	7.9%		$44,031	$40,150	9.7%
Property EBITDA	$3,753	$4,368	(14.1)%		$19,611	$17,739	10.6%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	84.4%	77.2%	7.2	pts	85.5%	78.1%	7.4	pts
ADR	$583.36	$615.74	(5.3)%		$595.16	$609.70	(2.4)%
RevPAR	$492.24	$475.58	3.5%		$508.95	$476.06	6.9%
Total RevPAR	$616.33	$571.31	7.9%		$628.29	$572.92	9.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2010 and 2009

Reconciliation of Property EBITDA to EBITDA
(in thousands)
	Three Months Ended December 31,				Years Ended December 31,
	2010		2009		2010		2009
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$5,554	$5,554	$2,086	$2,086	$9,337	$9,337	$6,305	$6,305
Fairmont Scottsdale	2,154	2,154	226	226	7,649	7,649	4,875	4,875
Four Seasons Washington, D.C.	4,507	4,507	2,983	2,983	12,666	12,666	11,332	11,332
Hotel del Coronado (a)	5,629	—	5,767	—	36,500	—	37,988	—
Hyatt Regency La Jolla	413	413	(26)	(26)	3,477	3,477	4,965	4,965
InterContinental Chicago	6,232	6,232	4,871	4,871	17,127	17,127	17,306	17,306
InterContinental Miami	1,826	1,826	996	996	9,354	9,354	6,870	6,870
Loews Santa Monica Beach Hotel	2,329	2,329	1,690	1,690	11,574	11,574	8,480	8,480
Marriott Lincolnshire Resort	1,115	1,115	949	949	683	683	2,496	2,496
Ritz-Carlton Half Moon Bay	1,851	1,851	929	929	7,505	7,505	4,527	4,527
Ritz-Carlton Laguna Niguel	(166)	(166)	1,307	1,307	8,882	8,882	10,157	10,157
Westin St. Francis	6,863	6,863	6,058	6,058	20,318	20,318	17,101	17,101
Four Seasons Punta Mita Resort	3,351	3,351	3,894	3,894	11,823	11,823	13,136	13,136
Marriott Hamburg (b)	1,681	438	1,567	89	6,051	426	5,847	109
Marriott London Grosvenor Square	4,212	4,212	3,976	3,976	14,293	14,293	11,863	11,863
Paris Marriott Champs Elysees (c)	3,753	—	4,368	—	19,611	—	17,739	—

	$51,304	$40,679	$41,641	$30,028	$196,850	$135,114	$180,987	$119,522

Adjustments:
Impairment losses and other charges		(141,858)		(49,526)		(141,858)		(99,740)
Corporate expenses		(12,594)		(4,294)		(34,692)		(23,910)
Interest income		61		109		430		640
Loss on early extinguishment of debt		—		—		(925)		(883)
Loss on early termination of derivative financial instruments		—		—		(18,263)		—
Equity in earnings (losses) of joint ventures		10,125		(426)		13,025		1,718
Foreign currency exchange loss		(16)		(40)		(1,410)		(896)
Other income (expenses), net		99		(305)		2,398		(137)
Income (loss) from discontinued operations		28,037		17,745		34,511		(15,137)
Depreciation expense - discontinued operations		567		2,205		5,980		13,307
Interest expense - discontinued operations		1,990		2,138		9,706		8,592
Income taxes - discontinued operations		(260)		499		476		(540)
Noncontrolling interest in consolidated affiliates		(1,080)		403		(1,938)		(641)
Adjustments from consolidated affiliates		(2,013)		(2,647)		(7,609)		(9,460)
Adjustments from unconsolidated affiliates		3,673		3,498		15,563		15,934
Other adjustments		(59)		526		(836)		618

EBITDA		$(72,649)		$(87)		$9,672		$8,987

(a)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our 45% interest in this property is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	We have a leasehold interest in this property. Therefore, EBITDA represents revenue less lease expense and expenses generated by the property. Property EBITDA represents the revenue less expenses generated by the property. As of December 31, 2010, this property has been classified as held for sale. Therefore, its results of operations have been included in income (loss) from discontinued operations for the three months and years ended December 31, 2010 and 2009.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Year Ended December 31, 2010

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended December 31, 2010			Year Ended December 31, 2010
	Property		Comparable	Property		Comparable
	EBITDA	Adjustments	EBITDA	EBITDA	Adjustments	EBITDA

Meetings & Business Hotels:
Fairmont Chicago	$5,554	$—	$5,554	$9,337	$—	$9,337
Fairmont Scottsdale	2,154	—	2,154	7,649	—	7,649
Four Seasons Washington, D.C.	4,507	—	4,507	12,666	—	12,666
Hyatt Regency La Jolla	413	(202)	211	3,477	(1,704)	1,773
InterContinental Chicago	6,232	(3,054)	3,178	17,127	(8,392)	8,735
InterContinental Miami	1,826	—	1,826	9,354	—	9,354
Westin St. Francis	6,863	—	6,863	20,318	—	20,318

Total Meetings & Business Hotels	27,549	(3,256)	24,293	79,928	(10,096)	69,832

Ocean Front Resorts:
Four Seasons Punta Mita Resort	3,351	—	3,351	11,823	—	11,823
Hotel del Coronado	5,629	(3,128)	2,501	36,500	(20,270)	16,230
Loews Santa Monica Beach Hotel	2,329	—	2,329	11,574	—	11,574
Ritz-Carlton Half Moon Bay	1,851	—	1,851	7,505	—	7,505
Ritz-Carlton Laguna Niguel	(166)	—	(166)	8,882	—	8,882

Total Ocean Front Resorts	12,994	(3,128)	9,866	76,284	(20,270)	56,014

European Hotels:
Marriott Hamburg	1,681	(1,296)	385	6,051	(5,833)	218
Marriott London Grosvenor Square	4,212	—	4,212	14,293	—	14,293

Total European Hotels	5,893	(1,296)	4,597	20,344	(5,833)	14,511

Non-Core Assets:
Paris Marriott Champs Elysees	3,753	(4,122)	(369)	19,611	(16,358)	3,253
Marriott Lincolnshire Resort	1,115	—	1,115	683	—	683

Total Non-Core Assets	4,868	(4,122)	746	20,294	(16,358)	3,936

	$51,304	$(11,802)	$39,502	$196,850	$(52,557)	$144,293

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Meetings & Business Hotels	61%			48%
Ocean Front Resorts	25%			39%
European Hotels	12%			10%
Non-Core Assets	2%			3%

Total	100%			100%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2010

2011 Guidance

(in millions, except per share data)

	Year Ended December 31, 2011
Operational Guidance	Low Range	High Range
Same Store North American Total RevPAR growth (a)	7.0%	9.0%
Same Store North American RevPAR growth (a)	9.0%	9.0%

(a) Includes North American hotels which are consolidated in the Company’s financial results, but excludes the Fairmont Scottsdale.

	Year Ended December 31, 2011
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(126.5)	$(111.6)
Depreciation and amortization	123.8	123.8
Realized portion of deferred gain on sale leasebacks	(1.6)	(1.6)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.4	0.4
Noncontrolling interests	(0.6)	(0.5)
Adjustments from consolidated affiliates	(5.2)	(5.2)
Adjustments from unconsolidated affiliates	7.1	7.1

Comparable FFO	$(2.6)	$12.4

Comparable FFO per diluted share	$(0.02)	$0.07

	Year Ended December 31, 2011
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(126.5)	$(111.6)
Depreciation and amortization	125.0	125.0
Interest expense	96.3	96.3
Income taxes	3.3	3.3
Noncontrolling interests	(0.6)	(0.5)
Adjustments from consolidated affiliates	(8.0)	(8.0)
Adjustments from unconsolidated affiliates	16.2	16.2
Preferred shareholder dividends	30.9	30.9
Realized portion of deferred gain on sale leasebacks	(1.6)	(1.6)

Comparable EBITDA	$135.0	$150.0